April 21, 2022 First Quarter 2022 Results Exhibit 99.3

Forward-Looking Statements This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements on our expectations related to (1) loan growth and line utilization; (2) deposit growth, mix, and betas; (3) net interest income and net interest margin; (4) adjusted revenue; (5) adjusted non-interest expense; (6) credit trends and key credit performance metrics; (7) effective tax rate; (8) capital position; (9) our future operating and financial performance; (10) our strategy and initiatives for future revenue growth, balance sheet management, capital management, expense savings, and technology; and (11) our assumptions underlying these expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus' ability to control or predict. These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2021 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. Use of Non-GAAP Financial Measures This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted net income available to common shareholders; adjusted diluted earnings per share; adjusted return on average assets; return on average tangible common equity; adjusted return on average tangible common equity; adjusted non- interest revenue; total adjusted revenue; adjusted non-interest expense; adjusted tangible efficiency ratio; adjusted pre-provision net revenue; and tangible common equity ratio. The most comparable GAAP measures to these measures are net income available to common shareholders; diluted earnings per share; return on average assets; return on average common equity; total non-interest revenue; total TE revenue; total non-interest expense; efficiency ratio-TE; pre-provision net revenue; and total shareholders' equity to total assets ratio, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' business and the strength of its capital position. Management believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist management, investors, and bank regulators in evaluating Synovus' operating results, financial strength, the performance of its business and the strength of its capital position. However, these non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted net income available to common shareholders, adjusted diluted earnings per share and adjusted return on average assets are measures used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Return on average tangible common equity and adjusted return on average tangible common equity are measures used by management to compare Synovus' performance with other financial institutions because it calculates the return available to common shareholders without the impact of intangible assets and their related amortization, thereby allowing management to evaluate the performance of the business consistently. Adjusted non-interest revenue and total adjusted revenue are measures used by management to evaluate non-interest revenue and total TE revenue exclusive of net investment securities gains (losses) and fair value adjustment on non-qualified deferred compensation. Adjusted non- interest expense and the adjusted tangible efficiency ratio are measures utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. Adjusted pre- provision net revenue is used by management to evaluate pre-provision net revenue exclusive of items that management believes are not indicative of ongoing operations and impact period-to-period comparisons. The tangible common equity ratio is used by management and bank regulators to assess the strength of our capital position. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation. ©2022 Synovus. All Rights Reserved. 2 2

SYNOVUS

First Quarter 2022 Financial Highlights

- Robust loan growth of $1.1 billion QoQ, or 11% annualized, excluding reduction of $197 million in PPP loans
  - Growth continues to be diversified across commercial business lines and consistent with recent credit standards
- Continued positive remixing of our deposit base, including:
  - Growth in non-interest-bearing deposits[1] of $284 million QoQ
  - Growth in savings[1] of $72 million QoQ
  - Decline in Time and Brokered deposits of $143 million and $797 million QoQ, respectively
- 1Q22 adjusted PPNR[2] of $213 million, an increase of $17 million, or 9% YoY:
  - Net interest income growth of $36 million, or 10% YoY, ex. PPP fees
  - Core Banking fee growth of $7 million, or 19% YoY
  - Wealth fee growth of $4 million, or 11% YoY

Key Performance Metrics	Reported	Adjusted[2]
Net Income Available to Common Shareholders[3]	$162,746	$158,368
Diluted Earnings Per Share	$1.11	$1.08
Return on Average Assets	1.22%	1.19%
Return on Average Tangible Common Equity	16.0%	15.6%
Efficiency Ratio-TE[4]	54.7%	55.5%[5]

Balance Sheet (Period-end, $ in millions)	Total
Loans, Net of Unearned	$40,169
Deposits	$48,656

(1) Excludes SCM deposits (public funds); (2) Non-GAAP financial measure; see appendix for applicable reconciliation; (3) In thousands; (4) Taxable equivalent; (5) Adjusted tangible efficiency ratio.

3

SYNOVUS

Total Loans

Loan Summary

- 11% QoQ annualized loan growth driven by C&I
  - Third straight quarter of double digit annualized growth
- Consumer, Community, and Wholesale Banking client loan portfolios all grew balances QoQ
  - 10 of 11 Wholesale Banking business lines contributed to growth
- C&I and CRE production levels were seasonally strong with payoff activity down from elevated levels seen in second half of 2021
- C&I utilization rates increased to 46.1%, up from 42.8% in 4Q21

$40.2 billion

Continued Loan Growth Momentum

QoQ Annualized % Change in Loans, ex. PPP



2%
10%
14%
11%
2Q21
3Q21
4Q21
1Q22

4

Total Loans Robust Loan Growth Led by C&I Amounts may not total due to rounding; (1) Includes changes in third-party consumer balances. $40.2 billion Change in Loans ($ in millions) 5 $40,169 $39,312 $926 $130 $(3) $(197) 4Q21 C&I-ex. PPP CRE Consumer PPP 1Q22 Total C&I Revolving Commitments and Line Utilization ($ in millions) $9,941 $10,673 $12,194 $12,373 46.1% 40.4% 42.8% 46.1% Total Commitments C&I Line Utilization 4Q19 4Q20 4Q21 1Q22 Higher utilization from commitments existing at the end of 4Q21 contributed ~$200MM to 1Q22 loan growth (1)

$284 $72 $49 $(143) $(236) Core Non- Interest- Bearing Savings NOW/ MMA Time Public Funds Brokered • Growth of $284 million and $72 million in non- interest bearing(1) and savings(1), respectively ◦ Positive re-mixing benefited total deposit costs • Consumer Banking segment core transaction deposits(2) continue to exhibit strength growing $701 million QoQ • Brokered deposits decline at quarter-end consistent with liquidity management plan 6 Total Deposits Deposit Summary Continued Low Cost Deposit Growth QoQ Change in Ending Deposit Balances ($ in millions) $48.7 billion Deposits 4Q21 1Q22 ($ in millions; rates annualized) Avg. Balance Avg. Rate Avg. Balance Avg. Rate Interest-bearing non- maturity $26,572 0.12% $27,056 0.12% Time $3,163 0.33% $3,010 0.29% Brokered $2,837 0.56% $2,788 0.54% Total interest-bearing $32,572 0.18% $32,854 0.17% Total deposits $49,117 0.12% $49,345 0.11% (1) Excluding SCM deposits (public funds); (2) Excluding transfers between segments. $(797)

Net Interest Income

SYNOVUS

$392 million

NII Summary

- Stable NII QoQ, despite lower day count and PPP fees
  - NII up 10% YoY, ex. PPP fees, driven by strong core loan growth
- Expect NII to increase going forward due to 1Q22 loan growth and recent hikes in interest rates
- Net interest margin expanded +4bps QoQ, aided by balance sheet management actions
- Expect further NIM expansion to be driven by increases in interest rates; modest headwind from remaining PPP fees as balances decline

NII Trend



($ in millions)
$374
$25
3.04%
$349
1Q21
$392
$13
2.96%
$380
4Q21
$392
$7
3.00%
$385
1Q22
Net Interest Income ex. PPP Fees
PPP Fees
Net interest margin

NIM: Lower Cash Balances Offset by PPP Headwinds

1Q22 NIM: Primary Drivers of Change[1]



2.96%
0.07%
0.03%
(0.01)%
(0.04)%
(0.01)%
3.00%
4Q21
Lower Cash
Securities Yield
Other Balance Sheet
PPP Fees
Other[2]
1Q22

Amounts may not total due to rounding; (1) Estimated impact; (2) 'Other' includes various unattributed items.

7

SYNOVUS

Net Interest Income: Sensitivity Profile

NII Sensitivity[1]

Change in Interest Rates (in bps)	% NII Impact (immediate shift)
+100	+6.4%
+200	+13.5%

Balance Sheet Remains Asset Sensitive[1]



+100bp NII Sensitivity
6.5%
(0.6)%
(0.3)%
(0.3)%
0.8%
0.3%
6.4%
4Q21
Fixed-Rate Turnover
New Hedges
Beta Updates
Floored Loans(3)
BS Mix & Other
1Q22

Asset Sensitivity Protects Against Higher Betas

Deposit Beta Sensitivity for +100 NII Scenario[1][2]



Constant Deposit Beta(1)(2)
~ 25%
8.0%
~ 35%
6.4%
~ 45%
4.8%

In isolation, a 10% adjustment to betas impacts asset sensitivity by approximately 1.6%

Amounts may not total due to rounding; (1) As of 3/31/2022; see the Market Risk Analysis section within Item 2 of our 10Q disclosure for further details; (2) All beta sensitivity figures represent estimates and are based on interest-bearing non-maturity deposit balances, and are subject to change due to various factors; (3) Represents the approximate impact of short-term rate increases, which resulted in fewer loans at their rate floor and, thus, increased sensitivity to further rate increases.

8

Non-Interest Revenue

SYNOVUS

$105 million

Non-Interest Revenue Summary

- Strong YoY growth in fee income categories including Core Banking and Wealth
- YoY decline in net mortgage revenue reflective of strength of mortgage environment in 2020-2021
- Continue to make investments in fee generating businesses to drive future growth

Strong Fee Income Growth YoY

(in millions)	1Q22	Δ vs. 1Q21
Core Banking Fees[1]	$45	19%
Wealth Revenue[2]	$36	11%
Total Other Income[3]	$13	16%
Net Mortgage Revenue	$6	(73)%
Capital Markets Income	$5	(27)%
Total Adjusted Non-Interest Revenue[4]	**$107**	**(5)%**
Total Non-Interest Revenue	**$105**	**(5)%**

Strength in Core Banking Fees and Wealth Fee Revenue

YoY % Growth by Key Categories

Core Banking Fees Growth

▲ **19%**



23%
Card
23%
Other Core Banking Fees(5)
7%
Cash Management

YoY % Growth by Wealth LOB

Wealth Revenue Growth

▲ **11%**



21%
Family Office
17%
Globalt
15%
Creative
11%
Retail Financial Advisory
11%
Personal Trust

Amounts may not total due to rounding; (1) Include service charges on deposit accounts, card fees, letter of credit fees, ATM fee income, line of credit non-usage fee, gains (losses) from sales of SBA loans, and miscellaneous other service charges; (2) Consists of fiduciary/asset management, brokerage, and insurance revenues; (3) Includes earnings on equity method investments, income from BOLI, and other miscellaneous income; (4) Non-GAAP financial measure; see appendix for applicable reconciliation; (5) Include other service charges on deposits, ATM fee income, rent on safe deposit boxes, other service charges, electronic payment processing services, and gains/(losses) from sale of SBA loans.

9

SYNOVUS

Non-Interest Expense

$272 million

Non-Interest Expense Summary

- Employment expense increased a modest 3% YoY driven by strong cost controls
- Increase in Other expense reflects resumption of normal business activities post-COVID, an increase in loan expenses due to robust production and investment in new growth initiatives
- Spending on new growth initiatives was $3 million in 1Q22; total investments for new growth initiatives expected to be $25 to $30 million in 2022

Expense Discipline Despite Inflationary Pressures

(in millions)	1Q22	Δ vs. 1Q21
Total Employment	$166	3%
Total Other[1]	$71	10%
Total Occupancy, Equipment, and Software	$43	4%
Total Adjusted Non-Interest Expense[2]	**$279**	**5%**
Total Non-Interest Expense	**$272**	**2%**

Maintaining Efficient Operations

Efficiency Ratio-TE[3]



53.3%
61.8%
57.9%
62.6%
54.7%
3Q21
4Q21
1Q22
SNV
Median - Peers(4)

Planned Spending on Growth Initiatives

2022 Growth Investments

- Corporate & Investment Banking
- Maast
- Restaurant Vertical
- Middle Market Build-out
- Consumer/Commercial Analytics
- Integrated Payments

Amounts may not total due to rounding; (1) Total other consists of other expense, restructuring charges, and loss on early extinguishment of debt; (2) Non-GAAP financial measure; see appendix for applicable reconciliation; (3) Taxable-equivalent; (4) Source: peer data; proxy peer set.

10

SYNOVUS

Credit Quality

Solid Credit Quality Metrics

NPA, NPL, and Past Due Ratios


0.50%
0.46%
0.45%
0.40%
0.40%
0.40%
0.42%
0.41%
0.33%
0.33%
0.12%
0.13%
0.16%
0.15%
0.11%
1Q21
2Q21
3Q21
4Q21
1Q22
NPA Ratio
NPL Ratio
Total Past Dues > 30 Days Ratio

Continued Low Level of Net Charge-offs

Provision and Net Charge-Offs
($ in millions)


Provision for Credit Losses
Net Charge-Offs
$(19)
$20
$(25)
$27
$(8)
$21
$(55)
$11
$11
$19
1Q21
2Q21
3Q21
4Q21
1Q22

	1Q21	2Q21	3Q21	4Q21	1Q22
NCO Ratio:	0.21%	0.28%	0.22%	0.11%	0.19%

Criticized and Classified Loans Stable

Criticized and Classified Loans[1]
($ in millions)


$1,830
4.7%
$1,568
4.1%
$1,222
3.2%
$1,028
2.6%
$1,032
2.6%
1Q21
2Q21
3Q21
4Q21
1Q22
Criticized and Classified Loans
% of Total Loans

ACL Reduction Reflects Portfolio Health

Allowance for Credit Losses
($ in millions)


$615
1.58%
$564
1.47%
$535
1.40%
$469
1.19%
$462
1.15%
1Q21
2Q21
3Q21
4Q21
1Q22
Allowance for Credit Losses
ACL Coverage Ratio(2)

	1Q21	2Q21	3Q21	4Q21	1Q22
ACL to NPLs:	396%	350%	344%	358%	350%

Amounts may not total due to rounding; (1) Criticized loans are loans graded special mention; classified loans are loans graded sub-standard accruing, doubtful, loss, and non-accruing loans; (2) ACL coverage ratio (to loans) was 1.16% in 1Q22 excluding PPP loans of $203 million; 1.21% in 4Q21 excluding PPP loans of $400 million, 1.42% in 3Q21 excluding PPP loans of $782 million; 1.54% in 2Q21 excluding PPP loans of $1.6 billion; 1.69% in 1Q21 excluding PPP loans of $2.4 billion.

11

9.74% 9.50% 9.47% Common Equity Tier 1 Tier 1 Tier 2 1Q21 4Q21 1Q22 Capital Summary Capital Metrics Capital Ratios • Strong capital generation from earnings continues to support robust organic balance sheet growth ◦ RWA usage of 0.24% CET1 in 1Q22 led by $1.1B of QoQ loan growth, ex. PPP loans • Remain focused on managing CET1 within 9.25% to 9.75% range ◦ Executed $10 million in share repurchases in 1Q22 Capital Deployment Primarily Occurring Through Organic Growth 9.47%9.50% 0.34% (0.24)% (0.10)% (0.02)% (0.01)% Beginning CET1 Ratio (4Q21) Net Income Available to Common Shareholders Risk-Weighted Assets Common Dividends Share Repurchases Other Ending CET1 Ratio (1Q22) Amounts may not total due to rounding; (1) 1Q22 capital ratios are preliminary; (2) Includes the phase-in impact of Current Expected Credit Losses (CECL) transitional amount. 12 (1) 10.66% 10.60% 13.34% 12.61% 12.53% 10.99% Total payout ratio: 36% (1)(2)

2022 Updated Guidance (1) The 2021 baseline number for loan growth ex. PPP is $38.9 billion; (2) The 2021 adjusted revenue baseline number is adjusted revenue of $1.984 billion less PPP revenue of $95 million or $1.889 billion; (3) The 2021 baseline number for adjusted non-interest expense is $1.087 billion; (4) Non-GAAP financial measure; see appendix for applicable reconciliation. 13 2022 Original Guidance Updated Loan Growth (ex. PPP)(1) Adjusted Revenue(2)(4) Adjusted Non-Interest Expense(3)(4) CET1 Target Effective Tax Rate Notable Interest Rate Assumptions Synovus Forward 4% to 7% 4% to 7% 2% to 5% 9.25% to 9.75% 22% to 24% Three FOMC hikes; stable long-term rates (1.5 - 2.0%) $175MM run-rate benefit by year-end 9% to 11% 6% to 8% 3% to 6% No change to range 21% to 23% March 31 forward curve On track to achieve $175MM

Appendix

Maast Update • Added two Fintech industry veterans in 1Q22 to management team • Development underway with PaaS and BaaS partners (Qualpay & Nymbus) • Synovus signed agreement to invest in Qualpay resulting in a 60%(1) ownership stake after closing conditions and regulatory approvals are completed ◦ Qualpay is the key partner in developing the Maast integration layer and payment acceptance solution • In discussions with pilot customers; focusing on professional services vertical • MVP platform anticipated for pilot ISV testing June 2022 • Testing and capabilities enhancements to continue through 2022 • General product availability expected January 2023 Product Development + Strategic Investment (1) 55% on a fully diluted basis. 15

($ in thousands) Allowance for Credit Losses ACL/Loans: ACL/Loans excl. PPP: Key Assumptions 3 1.19% 1.15% 1.21% 1.16% Economic scenario weightings have a 64% downside bias vs. 43% prior quarter 21 Slower growth trend is highest weighted probability scenario and includes unemployment rate of 4.7% by end of 2022 $462,273 $469,482 $(2,680) $83 $(6,243) $1,630 4Q21 Performance, Economic Factors, and Net Growth Qualitative Factors Individual Analysis Other Factors 1Q22 16 (1) (1) Other factors include the impact of dispositions, sub-pool changes, etc.

Earning Assets Composition (2) As of 1Q22, approximately 17% of outstanding variable rate loans had floors which were above the equivalent of 0.50% on overnight rates (2) $8,828 $9,399 $10,494 $10,992 $11,158 1.40% 1.45% 1.45% 1.52% 1.68% Securities Yield 1Q21 2Q21 3Q21 4Q21 1Q22 $3,600 $4,100 $4,750 $5,000 $4,000 $4,000 $3,850 $2,850 $3,600 $3,600 $3,600 $3,600 $2,600 $2,600 $2,600 $1,600 $500 $1,150 $1,400 $1,400 $1,400 $1,250 $1,250 1.11% 1.21% 1.30% 1.32% 1.33% 1.33% 1.32% 1.24% Hedge Port (Dec 21) 1Q22 Adds Effective Rate 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 (1) (1) Represents Total Notional outstanding, including both forward and effective period hedges. 17 (2) (2) 43.7% 45.2% 46.3% 45.3% 41.5% 6.7% 8.3% 8.5% 8.6% 8.7% 8.3% 48.0% 46.3% 44.7% 42.3% 41.3% 4.02% 3.93% 3.97% 3.88% 3.76% LIBOR SOFR BSBY Prime Fixed rate Yield 1Q21 2Q21 3Q21 4Q21 1Q22 0.4% 1.5% 2.2% 2.2% ($ in millions)

Loan Portfolio by Category • 90% are income-producing • Residential C&D and Land are less than 2% of total loans • Diversity among property types and geographies • Direct Middle Market & Commercial Banking comprises 25.9% of Synovus total loans, while Specialty Lending comprises 24.8% • Specialty lending is well-diversified among multiple lines-of-business • C&I industry mix aligned with economic and demographic drivers • High quality Consumer Real Estate book • Weighted average credit score of 791 and 775 for Home Equity and Mortgage, respectively • Average LTV of ~74% for Home Equity and Mortgage Consumer Portfolio - $8.7 Billion CRE Portfolio - $11.1 Billion C&I Portfolio - $20.4 Billion Consumer R/E Related 16.1% C&I Specialty Lending 24.8% Direct Middle Market & Commercial Banking 25.9% Hotel 4.0% Shop ping C enter s 3.7% Offi ce B ldg. 6.3% Mu lti- Fam ily 5.7 %O th er C RE Pr op . T yp es 6. 6% Resi. Constr, Dev, Land 1.5% Consumer CRE C&I Portfolio Characteristics Consumer CRE C&I NPL Ratio 0.52% 0.10% 0.37% QTD Net Charge-off Ratio (annualized) 0.24% 0.08% 0.23% 30+ Days Past Due Ratio 0.31% 0.04% 0.07% 90+ Days Past Due Ratio 0.02% 0.01% 0.00% Consu mer Non-R /E 5.5% 18Amounts may not total due to rounding.

Commercial Real Estate Composition of 1Q22 CRE Portfolio Total Portfolio $11.1 billion Office Building Multi-Family Hotels Shopping Center Other Investment Properties Warehouses 1-4 Family Perm/Mini-Perm 1-4 Family Construction Residential Development Land Acquisition Commercial Development Investment Properties Land, Development, and Residential Properties Portfolio Characteristics (as of March 31, 2022) Office Building Multi-family Shopping Centers Hotels Other Investment Properties Warehouse Residential Properties(1) Development & Land Balance (in millions) $2,521 $2,288 $1,501 $1,594 $1,328 $815 $621 $477 NPL Ratio 0.09% 0.12% 0.06% 0.00% 0.08% 0.06% 0.36% 0.43% Net Charge-off Ratio (annualized) 0.00% 0.00% 0.63% 0.00% (0.01)% 0.00% (0.08)% (0.16)% 30+ Days Past Due Ratio 0.00% 0.06% 0.00% 0.00% 0.05% 0.06% 0.28% 0.12% 90+ Days Past Due Ratio 0.00% 0.00% 0.00% 0.00% 0.00% 0.06% 0.05% 0.00% Investment Properties portfolio represent 90% of total CRE portfolio • The portfolio is well diversified among the property types • Credit quality in Investment Properties portfolio remains excellent As of 1Q22, Residential C&D and Land Acquisition Portfolios represent less than 2% of total performing loans CRE Credit Quality • 0.10% NPL Ratio • 0.08% Net Charge-Off Ratio (annualized) • 0.04% 30+ Day Past Due Ratio • 0.01% 90+ Day Past Due Ratio 20.5% 13.5% 14.3% 11.9% 22.6%7.3% 3.5% 2.1% 1.7% 1.6% 0.9% Amounts may not total due to rounding; (1) Includes 1-4 Family Construction and 1-4 Family Perm/Mini-Perm (primarily rental homes). ©2022 Synovus. All Rights Reserved. 19 19

C&I Portfolio Credit Indicator 1Q22 NPL Ratio 0.37% Net Charge-off Ratio (annualized) 0.23% 30+ Days Past Due Ratio 0.07% 90+ Days Past Due Ratio 0.00% • Wholesale Bank (includes Large Corporate, Middle Market, and Specialty Lines) represents 69% of C&I Balances • Community/Retail Bank represents 31% of C&I balances Diverse Industry Exposure Total C&I Portfolio $20.4 billion 14.4% 14.1% 7.0% 6.5% 6.3% 6.1% 5.9% 5.2% 5.2% 4.9% 4.6% 4.4% 3.6% 2.6% 2.5% 2.1% 2.1% 1.3% 1.3% Senior Housing Finance/Insurance Health Care Manufacturing Accom. & Food Svcs. Wholesale Trade Retail Trade R/E Other Construction Prof., Scientific, Tech. Svcs. Other Services Transport/Warehousing R/E Leasing All Other Arts, Entertainment, & Rec. Educational Svcs. Public Administration Ag, Forestry, Fishing Admin., Support, Waste Mgmt. Amounts may not total due to rounding; (1) These segments are not two digit NAICS industry divisions; Senior Housing is a subset of NAICS 62 Health Care and Social Assistance, and R/E other and R/E leasing together comprise NAICS 53 Real Estate, Rental, and Leasing. 20 (1) (1) (1)

Consumer Portfolio Credit Indicator 1Q22 NPL Ratio 0.52% Net Charge-off Ratio (annualized) 0.24% 30+ Days Past Due Ratio 0.31% 90+ Days Past Due Ratio 0.02% • ~75% of Consumer portfolio is backed by residential real estate • Other Consumer includes secured and unsecured products • Average utilization rate is 21.5% Total Consumer Portfolio $8.7 billion Credit Indicator Home Equity Mortgage Weighted Average Credit Score of 1Q22 Originations 789 765 Weighted Average Credit Score of Total Portfolio 791 775 Weighted Average LTV(1) 73.7% 74.1% Average DTI(2) 36.3% 33.8% Utilization Rate 39.7% N/A 58.3% 18.6% 16.3% 4.6% 2.2% Consumer Mortgage Third-Party Home Equity Other Consumer Credit Card Amounts may not total due to rounding; (1) LTV is calculated by dividing the most recent appraisal value (typically at origination) by the 3/31/2022 loan balance; (2) Average DTI of 1Q22 originations. Consumer Credit Quality 21

Third-Party Consumer 10.23% Core Transaction Deposits $1,182 $1,454 $1,721 $1,644 $1,618 $728 $549 $399 $642 $612 Held-for-Investment (HFI) Held-for-Sale (HFS) 1Q21 2Q21 3Q21 4Q21 1Q22 45% 12% 25% 18% Auto/RV/Marine Home Improvement Personal Student HFI Portfolio Composition 1Q22 ($ in millions) Auto/RV/ Marine Home Improvement Personal Student Loan Balance $738 $190 $399 $292 Weighted Avg. FICO Score 744 767 752 776 NPL Ratio 0.32% nm(1) 0.21% 0.82% Net Charge-off Ratio (annualized) 1.41% nm(1) 1.13% 0.02% 30+ Day Past Due Ratio 1.53% nm(1) 0.58% 0.05% • Diversity among asset types; primarily fixed-rate loans • Credit Quality for HFI loans: ◦ Weighted Average FICO of 754 ◦ NPL Ratio of 0.34% ◦ Annualized Net Charge-off Ratio of 0.92% ◦ 30+ Day Past Due Ratio of 0.98% ($ in millions) 22(1) Credit metrics not meaningful due to application of credit enhancements.

Portfolio Risk Distribution ($ in millions) Composition Growth Risk Category 1Q22 4Q21 1Q22 vs. 4Q21 Passing Grades $39,138 $38,284 $854 Special Mention 509 489 20 Substandard Accruing 390 408 (18) Non-Performing Loans 132 131 1 Total Loans $40,169 $39,312 $857 Amounts may not total due to rounding 23

1Q21 2Q21 3Q21 4Q21 1Q22 Financial Performance Diluted EPS $1.19 $1.19 $1.21 $1.31 $1.11 Net interest margin 3.04% 3.02% 3.01% 2.96% 3.00% Efficiency ratio-TE 55.01% 55.24% 53.34% 57.85% 54.66% Adjusted tangible efficiency ratio(1) 54.12% 54.41% 52.96% 55.64% 55.50% ROAA(2) 1.40% 1.36% 1.34% 1.40% 1.22% Adjusted ROAA(1)(2) 1.41% 1.37% 1.33% 1.44% 1.19% Balance Sheet QoQ Growth Total loans 1% (1)% —% 3% 2% Total deposits 1% —% 1% 4% (2)% Credit Quality NPA ratio 0.50% 0.46% 0.45% 0.40% 0.40% NCO ratio(2) 0.21% 0.28% 0.22% 0.11% 0.19% Capital Common shares outstanding(3) 148,889 147,072 145,484 145,010 145,335 Leverage ratio 8.80% 8.72% 8.78% 8.72% 8.87% Tangible common equity ratio(1) 7.55% 7.73% 7.68% 7.52% 6.80% Quarterly Highlights Trend (1) Non-GAAP financial measure; see applicable reconciliation; (2) Annualized; (3) In thousands; (4) Preliminary. (4) ©2022 Synovus. All Rights Reserved. 24 24

Condensed Income Statement ($ in thousands, except per share data) 1Q22 4Q21 1Q21 Net interest income $392,248 $392,313 $373,857 Non-interest revenue 105,334 117,068 110,956 Non-interest expense 272,450 295,207 267,134 Provision for (reversal of) credit losses 11,400 (55,210) (18,575) Income before income taxes 213,732 269,384 236,254 Income tax expense 42,695 68,983 49,161 Preferred stock dividends 8,291 8,291 8,291 Net income available to common shareholders $162,746 $192,110 $178,802 Weighted average common shares outstanding, diluted 146,665 146,793 149,780 Net income per diluted earnings per share $1.11 $1.31 $1.19 25

Non-GAAP Financial Measures ($ in thousands, except per share data) 1Q22 4Q21 1Q21 Net income available to common shareholders $162,746 $192,110 $178,802 Add/subtract: Restructuring charges (6,424) 5,958 531 Add: Valuation adjustment to Visa derivative — 2,656 — Add: Loss on early extinguishment of debt, net 677 — — Subtract/add: Investment securities (gains) losses, net — (230) 1,990 Add/subtract: Tax effect of adjustments(1) 1,369 (2,121) (638) Adjusted net income available to common shareholders $158,368 $198,373 $180,685 Weighted average common shares outstanding, diluted 146,665 146,793 149,780 Net income per common share, diluted $1.11 $1.31 $1.19 Adjusted net incomer per common share, diluted $1.08 $1.35 $1.21 (1) An assumed marginal tax rate of 23.8% for 2022 and 25.3% for 2021 was applied. 26

Non-GAAP Financial Measures, Continued ($ in thousands) 1Q21 2Q21 3Q21 4Q21 1Q22 Net income $187,093 $186,200 $186,773 $200,401 $171,037 Add/subtract: Earnout liability adjustments — 750 (243) — — Add/subtract: Restructuring charges 531 415 319 5,958 (6,424) Add: Valuation adjustment to Visa derivative — — — 2,656 — Add: Loss on early extinguishment of debt — — — — 677 Add/subtract: Investment securities losses (gains), net 1,990 — (962) (230) — Add/subtract: Tax effect of adjustments(1) (638) (105) 164 (2,121) 1,369 Adjusted net income 188,976 187,260 186,051 206,664 166,659 Net income annualized 758,766 746,846 741,002 795,069 693,650 Adjusted net income annualized 766,403 751,098 738,137 819,917 675,895 Total average assets $54,188,504 $55,017,771 $55,326,260 $56,911,929 $56,855,898 Return on average assets 1.40% 1.36% 1.34% 1.40% 1.22% Adjusted return on average assets 1.41% 1.37% 1.33% 1.44% 1.19% (1) An assumed marginal tax rate of 23.8% for 2022 and 25.3% for 2021 was applied. 27

Non-GAAP Financial Measures, Continued ($ in thousands) 1Q22 4Q21 1Q21 Net income available to common shareholders 162,746 192,110 178,802 Add/subtract: Restructuring charges (6,424) 5,958 531 Add: Valuation adjustment to Visa derivative — 2,656 — Subtract/add: Investment securities (gains) losses, net — (230) 1,990 Add: Loss on early extinguishment of debt 677 — — Add/subtract: Tax effect of adjustments(1) 1,369 (2,121) (638) Adjusted net income available to common shareholders 158,368 198,373 180,685 Adjusted net income available to common shareholders annualized 642,270 787,023 732,778 Add: Amortization of intangibles, annualized net of tax 6,543 7,050 7,207 Adjusted net income available to common shareholders excluding amortization of intangibles annualized 648,813 794,073 739,985 Net income available to common shareholders annualized 660,025 762,176 725,141 Add: Amortization of intangibles, annualized net of tax 6,543 7,050 7,207 Net income available to common shareholders excluding amortization of intangibles annualized 666,568 769,226 732,348 Total average shareholders' equity less preferred stock 4,647,426 4,730,828 4,599,076 Subtract: Goodwill (452,390) (452,390) (452,390) Subtract: Other intangible assets, net (34,576) (36,805) (44,005) Total average tangible shareholders' equity less preferred stock 4,160,460 4,241,633 4,102,681 Return on average common equity 14.20% 16.11% 15.77% Adjusted return on average common equity 13.82% 16.64% 15.93% Return on average tangible common equity 16.02% 18.14% 17.85% Adjusted return on average tangible common equity 15.59% 18.72% 18.04% (1) An assumed marginal tax rate of 23.8% for 2022 and 25.3% for 2021 was applied. 28

Non-GAAP Financial Measures, Continued ($ in thousands) 1Q22 4Q21 1Q21 Total non-interest revenue $105,334 $117,068 $110,956 Subtract/add: Investment securities (gains) losses, net — (230) 1,990 Subtract/add: Fair value adjustment on non-qualified deferred compensation 1,295 (995) (792) Adjusted non-interest revenue $106,629 $115,843 $112,154 29

SYNOVUS

Non-GAAP Financial Measures, Continued

($ in thousands)	1Q21	2Q21	3Q21	4Q21	1Q22
Total non-interest expense	$267,134	$270,531	$267,032	$295,207	$272,450
Subtract/add: Earnout liability adjustments	—	(750)	243	—	—
Subtract/add: Restructuring charges	(531)	(415)	(319)	(5,958)	6,424
Subtract/add: Fair value adjustment on non-qualified deferred compensation	(792)	(1,126)	97	(995)	1,295
Subtract: Valuation adjustment to Visa derivative	—	—	—	(2,656)	—
Subtract: Loss on early extinguishment of debt	—	—	—	—	(677)
Adjusted non-interest expense	**265,811**	**268,240**	**267,053**	**285,598**	**279,492**
Subtract: Amortization of intangibles	(2,379)	(2,379)	(2,379)	(2,379)	(2,118)
Adjusted tangible non-interest expense	263,432	265,861	264,674	283,219	277,374
Net interest income	373,857	381,860	384,917	392,313	392,248
Add: Tax equivalent adjustment	774	791	736	884	865
Add: Total non-interest revenue	110,956	107,087	114,955	117,068	105,334
Total TE revenue	485,587	489,738	500,608	510,265	498,447
Subtract/add: Investment securities losses (gains), net	1,990	—	(962)	(230)	—
Subtract/add: Fair value adjustment on non-qualified deferred compensation	(792)	(1,126)	97	(995)	1,295
Total adjusted revenue	**$486,785**	**$488,612**	**$499,743**	**$509,040**	**$499,742**
Efficiency ratio-TE	55.0%	55.2%	53.3%	57.9%	54.7%
Adjusted tangible efficiency ratio	**54.1%**	**54.4%**	**53.0%**	**55.6%**	**55.5%**

30

Non-GAAP Financial Measures, Continued ($ in thousands, except per share data) 1Q22 4Q21 1Q21 Net interest income $392,248 $392,313 $373,857 Non-interest revenue 105,334 117,068 110,956 Non-interest expense 272,450 295,207 267,134 Pre-provision net revenue $225,132 $214,174 $217,679 FTE net interest income $393,113 $393,197 $374,631 PPP fees 6,885 12,684 24,890 FTE net interest income excluding PPP fees 386,228 380,513 349,741 Adjusted non-interest revenue 106,629 115,843 112,154 Adjusted non-interest expense 279,492 285,598 265,811 Adjusted pre-provision net revenue $213,365 $210,758 $196,084 31

Non-GAAP Financial Measures, Continued ($ in thousands) 1Q21 2Q21 3Q21 4Q21 1Q22 Total assets $55,159,011 $54,938,659 $55,509,129 $57,317,226 $56,419,549 Subtract: Goodwill (452,390) (452,390) (452,390) (452,390) (452,390) Subtract: Other intangible assets, net (42,733) (40,354) (37,975) (35,596) (33,478) Tangible assets 54,663,888 54,445,915 55,018,764 56,829,240 55,933,681 Total shareholders’ equity 5,161,717 5,237,714 5,252,802 5,296,800 4,824,635 Subtract: Goodwill (452,390) (452,390) (452,390) (452,390) (452,390) Subtract: Other intangible assets, net (42,733) (40,354) (37,975) (35,596) (33,478) Subtract: Preferred Stock, no par value (537,145) (537,145) (537,145) (537,145) (537,145) Tangible common equity $4,129,449 $4,207,825 $4,225,292 $4,271,669 $3,801,622 Total shareholders’ equity to total assets ratio 9.36% 9.53% 9.46% 9.24% 8.55% Tangible common equity ratio 7.55% 7.73% 7.68% 7.52% 6.80% 32